B WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

ADVAXIS, INC.

Warrant To Purchase Common Stock

B Warrant No.: CCP-002	Number of Shares: 300,000

Date of Issuance: February 2, 2006

Advaxis, Inc., a Colorado corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Cornell Capital Partners, LP (the “Holder”), the registered Holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) Three Hundred Thousand (300,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the “Warrant Shares”) at the exercise price per share provided in Section 1(b) below or as subsequently adjusted; provided, however, that in no event shall the Holder exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date (however, such restriction may be waived by Holder (but only as to itself and not to any other holder) upon not less than 65 days prior notice to the Company). For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

Section 1.

(a)  This B Warrant (the “Warrant”) is one of two common stock purchase warrants issued pursuant to the Securities Purchase Agreement (“Securities Purchase Agreement”) dated the date hereof between the Company and the Buyers listed on Schedule I thereto.

(b)  Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(i)  “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(ii)  “Common Stock” means (i) the Company’s common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(iii)  “Event of Default” means an event of default under the Securities Purchase Agreement or the Convertible Debentures issued in connection therewith.

(iv)  “Expiration Date” means February 1, 2011 or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a “Holiday”), the next date that is not a Holiday.

(v)  “Issuance Date” means the date hereof.

(vi)  “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(vii)  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(viii)  “Securities Act” means the Securities Act of 1933, as amended.

(ix)  “Warrant” means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

(x)  “Warrant Exercise Price” shall be $0.3444 per share.

(xi)  “Warrant Shares” means the shares of Common Stock issuable at any time upon exercise of this Warrant.

(c)  Other Definitional Provisions.

(i)  Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company’s successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(ii)  When used in this Warrant, the words “herein”, “hereof”, and “hereunder” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section”, “Schedule”, and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

(iii)  Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

Section 2.  Exercise of Warrant.

(a)  Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Exercise Notice”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date (“Cash Basis”)

In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, the Company shall on or before the fifth (5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and the receipt of the representations of the Holder specified in Section 6 hereof, if requested by the Company (the “Exercise Delivery Documents”), and if the Common Stock is DTC eligible, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, or, if the Common Stock is not DTC eligible then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised.

(b)  Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

(c)  No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

Section 3.  Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

(a)  This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

(b)  All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

(c)  During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

(d)  So long as any other shares of Common Stock shall be quoted or listed on the Over-the-Counter Bulletin Board of the NASD or on a national securities exchange or automated quotation system, as the case may be, the Company shall so list thereon the Warrant Sharers upon exercise and shall maintain such listing of shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be so listed.

(e)  The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(f)  This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

Section 4.  Taxes. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Section 5.  Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

Section 6.  Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an “accredited investor” as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”). Upon exercise of this Warrant the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder’s exercise of this Warrant that the Company receive truthful representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

Section 7.  Ownership and Transfer.

(a)  Transfer Limitations. No transfer of this Warrant by the Holder may be made unless such transfer is registered under the Securities Act or, in the opinion of counsel to the Holder reasonably satisfactory to the Company, such transfer is exempt from registration under the Securities Act and the transferee agrees to abide by the provisions of the Warrant.

(b)  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

Section 8.  Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock.

(a)   If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(g) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)  Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to all the holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Company shall deliver to the Holder no later than ten (10) days prior to the time of the determination of the record holders of the capital stock of the Company entitled to participate in such distribution (the “Determination Time”), written notice of such distribution and the Holder’s right to participate therein to the extent of the number of Warrant Shares issued or to be issued upon proper presentation of the Warrant for exercise prior to the Determination Time.

(c)  Notices.

(i)  Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(ii)  The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined in Section 9(b)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(iii)  The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

Section 9.  Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale.

(a)  In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b)  Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person, or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and granting the Holder the right to acquire upon exercise and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder’s Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder’s Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

Section 10.  Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 11.  Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Holder:	Cornell Capital Partners, LP
101 Hudson Street - Suite 3700
Jersey City, NJ 07302
Attention: Mark A. Angelo
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

With Copy to:	David Gonzalez, Esq.
101 Hudson Street - Suite 3700
Jersey City, NJ 07302
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

If to the Company, to:	Advaxis, Inc.
212 Carnegie Centre, Suite 206
Princeton, NJ 08540
Attention: Chief Executive Officer
Telephone: (201) 750-2347
Facsimile: (801) 459-3596

With a copy to:	Reitler Brown & Rosenblatt LLC
800 Third Avenue, 21st Floor
New York, NY 10022
Attention: Gary Schonwald, Esq.
Telephone: (212) 209-3090
Facsimile: (212) 371-5500

If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder’s representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days’ prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, or (B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 12.  Date. The date of this Warrant is set forth on page 1 hereof. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date.

Section 13.  Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 8(a), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

Section 14.  Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Hudson County and the United States District Court for the District of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 15.  Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

ADVAXIS, INC.

By:	/s/ Roni Appel
Name: Roni Appel Title: Chief Executive Officer

EXHIBIT A TO WARRANT

EXERCISE NOTICE

TO BE EXECUTED
BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

ADVAXIS, INC.

The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock (“Warrant Shares”) of Advaxis, Inc. (the “Company”), evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By: ________________________________
Name: ______________________________
Title: _______________________________

EXHIBIT B TO WARRANT

FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase ____________ shares of the capital stock of Advaxis, Inc. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: ___________________________________	______________________________

By: ________________________________
Name: ______________________________
Title: _______________________________

B-1

EXHIBIT C TO WARRANT

Name and Address of Warrant Holders

NAME	ADDRESS

Cornell Capital Partners LP	101 Hudson Street - Suite 3700 Jersey City, NJ 07302

C-2